Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Financial Information:
         Distributions to Shareholders                                 10
         Independent Auditors' Report                                  11
         Portfolio of Investments                                      12
         Notes to Portfolio of Investments                             16
         Statement of Assets and Liabilities                           17
         Statement of Operations                                       18
         Statements of Changes in Net Assets                           19
         Notes to Financial Statements                                 20


Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth and Tax Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.


USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.



Message from the President

A year ago my message to you sent a cautionary note about a market that had risen very high for a long time:

        "It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96."

Of course, 1997's stock market did not perform poorly, and we are still pondering when a correction might come. This situation is tailor-made for a discussion of risk.

There has long been a difference between what most investors perceive as risk and what academics mean by risk. To the individual investor risk means losing money. To the student risk means variability of returns, both up and down. The difference can be quite important.

To a person who perceives risk as only the possibility of loss, timing becomes a rather attractive proposition. You know with certainty when the market has provided an exceptional return for a given period. If your chief goal is to avoid a loss, then a movement to safety following such a period could make sense. But look at the experience of 1995, 1996 and 1997. Even 1998 is testimony to the frailty of forecasting and also to an academic definition of risk.

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE]

If market risk means variability of return, and if that risk is describable in scope but not in direction or timing of movement, then timing becomes dangerous. That is because the variability of returns may help you as well as hurt you. To put this plainly, a person who got out of the market in 1995 or 1996 is still looking for a chance to come back in.

The Asset Strategy funds of the Investment Trust show a good way to confront this real risk. They offer various asset allocations which are attuned to different risk tolerances. And we keep those allocations for you. You will be exposed to risk in a way that, hopefully, is tolerable and that exposure will be there if the risk takes you down, or up.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.




Investment Review
USAA GROWTH AND TAX STRATEGY FUND

OBJECTIVE: A conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

================================================================================
                                           5/31/98                5/31/97
--------------------------------------------------------------------------------
  Net Assets                            $229.4 Million        $185.5 Million
  Net Asset Value Per Share                 $16.31               $15.14
================================================================================

================================================================================
   Average Anual Total Returns and 30-day SEC Yield* as of 5/31/98
--------------------------------------------------------------------------------
 1 Year    5 Years    Since Inception on 1/11/89    30-day SEC Yield

 15.26%    11.62%             10.81%                      3.13%
================================================================================

* Calculated as  prescribed by the  Securities  and Exchange  Commission.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

CUMULATIVE PERFORMANCE COMPARISON
A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth & Tax Strategy Fund to the Lehman Brothers Municipal Bond Index for the period of 1/11/89 to 05/31/98. The data points from the graph are as follows:

                   USAA Growth                  Lehman
                  & Tax Strategy              Muni Index
                 ----------------           ---------------

1/11/89              10,000                     10,000
06/89                10,863                     10,586
12/89                11,618                     11,000
06/90                11,557                     11,307
12/90                11,776                     11,802
06/91                12,334                     12,326
12/91                13,505                     13,235
06/92                13,691                     13,779
12/92                14,170                     14,404
06/93                15,376                     15,427
12/93                16,114                     16,172
06/94                15,708                     15,453
12/94                15,692                     15,336
06/95                17,450                     16,816
12/95                19,254                     18,014
06/96                20,143                     17,933
12/96                21,395                     18,811
06/97                23,309                     19,416
12/97                24,853                     20,544
05/98                26,326                     21,014

Data since inception on 1/11/89 through 5/31/98.

The graph illustrates how a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund outperforms its benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for the long-term investment grade tax-exempt bond market.




Message from the Managers

[PHOTOGRAPH OF THE FOLLOWING PORTFOLIO MANAGERS APPEARS HERE: Kenneth E. Willmann, CFA (Tax-Exempt Bonds and Tax-Exempt Money Market Instruments), John
W. Saunders, Jr., CFA (Allocation Manager) and Harry W. Miller, CFA (Blue Chip Stocks).]


FUND OVERVIEW
We have operated under the Fund's modified target ranges and investment categories to increase tax efficiency during this past six-month reporting period. The transition to longer maturities in the Tax-Exempt Bond category is complete. An orderly transition to Blue Chip Stocks is in progress.

The Fund's investment categories were rebalanced within their respective ranges in May. On May 31, 1998, the end of this reporting period, portfolio mix as a percentage of net assets was 51% in tax-exempt bonds, 48% in Blue Chip stocks, and .8% in tax-exempt money market instruments.

TAX-EXEMPT BONDS
Interest Rate Markets
A primary (and probably the most important) determinant of the general level of interest rates is inflation. The current inflation rate largely determines short-term interest rates, but long-term rates are mostly dependent on the outlook for future inflation. The general level of interest rates peaked in 1980, and so did inflation as measured by the Consumer Price Index (CPI). Inflation has generally declined ever since, and so have interest rates. Neither the decline in inflation nor interest rates has been in a straight line, but the long-term trend for both has been down.

This pattern continued to mid January 1998, then stabilized through May 1998, as shown in the graph below.

MUNICIPAL AND U.S. TREASURY BOND YIELDS
A line graph appears here illustrating a comparison of the yield of an active 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 5/31/97 to 5/31/98. The data points are as follows:

             30 Year Treasury          Bond Buyer
            ------------------        ------------

5/31/97           6.91%                   5.74%
6/16/97           6.70                    5.59
6/30/97           6.78                    5.69
7/15/97           6.54                    5.54
7/31/97           6.30                    5.40
8/15/97           6.55                    5.56
8/29/97           6.61                    5.55
9/15/97           6.57                    5.48
9/30/97           6.40                    5.47
10/15/97          6.40                    5.50
10/31/97          6.15                    5.40
11/14/97          6.11                    5.40
11/28/97          6.05                    5.36
12/15/97          5.97                    5.27
12/31/97          5.92                    5.26
1/15/98           5.74                    5.10
1/30/98           5.80                    5.19
2/16/98           5.85                    5.17
2/27/98           5.92                    5.24
3/16/98           5.86                    5.24
3/31/98           5.93                    5.27
4/15/98           5.88                    5.29
4/30/98           5.95                    5.39
5/15/98           5.97                    5.28
5/31/98           5.80                    5.22

Please note that the top line is the yield of the active 30-year U.S. Treasury Bond, or the "Long Bond" as it is known. This is generally considered the benchmark for long-term interest rates in the U.S. The bottom line in the graph represents the yield of the Bond Buyer 40-Bond Index (BBI40), which is the industry standard for the yield of long-term, investment-grade municipal bonds.

Search for Value
When I am asked to describe the strategy I employ when managing the portfolio of securities comprising the Fund, my response is that I try to buy value. I simply don't make bets on the direction of interest rates. Rather, I search for securities that represent value at the time given current market conditions. The other side of that search is selling securities from the portfolio that no longer represent value.

When I am further asked to explain what value is, or how it is determined, I must respond that there are no hard rules. Value is a combination of yield, credit quality, structure(maturity, coupon, redemption features), and liquidity. The ability to recognize value is the ability to simultaneously analyze the interaction of these four factors. It comes mostly from lots of experience and market awareness. It is more art than science. Determining value in the tax-exempt bond market is a full-time job and is almost impossible to do single-handedly. We have an excellent team of portfolio managers, analysts, and traders who give input from slightly different perspectives.

BLUE CHIP STOCKS
Since our last reporting period of November 30, 1997, and resulting from our transition to Blue Chip Stocks, we have added the new names of Merck & Co. (drugs), Intel (electronics - semiconductors), and Cisco Systems and Microsoft (computers). All of these companies have long-term records of outstanding earnings. Associates First Capital was acquired via a spin-off from Ford Motor. We eliminated Chevron (oil), Bausch & Lomb (medical products), and Cooper Cameron (oil & gas - drilling).

The best performing stocks during the period were: Monsanto (chemicals), Ford Motor (automobiles), Fleet Financial Group and Chase Manhattan (banks), Pharmacia & Upjohn (drugs), Bristol-Myers Squibb and American Home Products (healthcare), Cisco Systems and Microsoft (computers), and Sprint (telecommunications - long distance). Among the poor performers were: Boeing (aerospace/defense), Deere & Co. (machinery), Minnesota Mining & Mfg. (manufacturing), Philip Morris (tobacco), Halliburton (oil & gas - drilling), Occidental Petroleum (oil), Dura Pharmaceuticals (drugs), and Norfolk Southern (railroads).

The Blue Chip category holds 35 common stocks broadly diversified in 26 industries. We remain overweighted in healthcare/drugs, machinery - diversified, banks, and communication services. The stocks in this category have very little exposure to Southeast Asia, which we think will take a long time to turn around. Interest rates and inflation remain low. Earnings per share are increasing, but in smaller increments. The U.S. stock market has gone through a static period over the last couple of months.

ASSET ALLOCATION
A pie chart is shown here depicting the Asset Allocation as of May 31, 1998 of the USAA Growth & Tax Strategy Fund to be:

Tax-Exempt Money Market Instruments .8%*, Blue Chip Stocks 48%*, and Tax-Exempt Bonds 51%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.

================================================================================
                            Tax-Exempt Securities
                              Top 5 Holdings
                            (% of Net Assets)
--------------------------------------------------------------------------------
Ohio - Lorain County Health Care Facilities RB, Series 1998A                3.1
New York - Medical Care Facilities Finance Agency RB, Series 1995A          3.0
Pennsylvania - Pittsburgh Water and Sewer Auth. RB, Series 1998B            2.7
Illinois - Health Facilities Auth. RB, Series 1996                          2.6
Michigan - Strategic Fund RB, Series 1997A                                  2.5
================================================================================


=================================         =====================================
     Blue Chip Stocks                                 Top 10 Industries
      Top 5 Holdings                                  (% of Net Assets)
    (% 0f Net Assets)
---------------------------------         -------------------------------------
  Bristol-Myers Squibb        2.3         Hospital                         12.7
  Allstate                    2.1         Nursing/CCRC                     12.0
  Fleet Financial Group       2.0         Single Family Housing             8.3
  Monsanto                    1.9         Telephones                        5.0
  SBC Communications          1.9         Healthcare - Diversified          4.0
=================================         Banks - Major Regional            3.6
                                          Drugs                             3.5
                                          Machinery - Diversified           3.1
                                          Escrowed Bonds                    3.0
                                          Water/Sewer Utility               2.7
                                          =====================================


Note: Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

See page 12 for a complete listing of the Portfolio of Investments in Securities.




Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.

          Tax exempt income                   $ .38
          Ordinary income                       .13*
          Long-term capital gains - 20%         .12
          Long-term capital gains - 28%         .42
                                              ------
                           Total              $1.05
                                              ======

100% of ordinary income distributions qualify for deduction by corporations.

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.



Independent Auditors' Report

The Shareholders and Board of Trustees

USAA GROWTH AND TAX STRATEGY FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Growth and Tax Strategy Fund, a series of the USAA Investment Trust, as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

San Antonio, Texas
July 2, 1998



USAA GROWTH AND TAX STRATEGY FUND
PORTFOLIO OF INVESTMENTS
May 31, 1998

                                                                         Market
      Number                                                              Value
     of Shares                  Security                                  (000)
-------------------------------------------------------------------------------
                            BLUE CHIP STOCKS (48.0%)
-------------------------------------------------------------------------------
               Aerospace/Defense (1.5%)
      70,000   Boeing Co.                                               $ 3,334
                                                                        -------
               Automobiles (1.8%)
      80,000   Ford Motor Co.                                             4,150
                                                                        -------
               Auto Parts (1.3%)
     120,000   Meritor Automotive, Inc.                                   2,888
                                                                        -------
               Banks - Major Regional (3.6%)
      55,000   Fleet Financial Group, Inc.                                4,510
      65,000   PNC Bank Corp.                                             3,754
                                                                        -------
                                                                          8,264
                                                                        -------
               Banks - Money Center (1.6%)
      18,000   Bankers Trust Corp.                                        2,223
      10,000   Chase Manhattan Corp.                                      1,359
                                                                        -------
                                                                          3,582
                                                                        -------
               Biotechnology (0.9%)
      35,000   Immunex Corp.*                                             2,161
                                                                        -------
               Chemicals (1.9%)
      80,000   Monsanto Co.                                               4,430
                                                                        -------
               Chemicals - Diversified (1.8%)
      80,000   B.F. Goodrich Co.                                          4,100
                                                                        -------
               Computer - Networking (1.4%)
      44,000   Cisco Systems, Inc.*                                       3,328
                                                                        -------
               Computer Software & Service (1.5%)
      40,000   Microsoft Corp.*                                           3,392
                                                                        -------
               Drugs (3.5%)
      85,000   Dura Pharmaceuticals, Inc.*                                2,215
      23,000   Merck & Co., Inc.                                          2,693
      70,000   Pharmacia & Upjohn, Inc.                                   3,093
                                                                        -------
                                                                          8,001
                                                                        -------
               Electrical Equipment (1.0%)
      40,000   Rockwell International Corp.                               2,200
                                                                        -------
               Electronics - Semiconductors (1.2%)
      40,000   Intel Corp.                                                2,858
                                                                        -------
               Finance - Consumer (0.7%)
      20,966   Associates First Capital Corp.  "A"                        1,569
                                                                        -------
               Finance - Diversified (1.5%)
      45,000   PMI Group, Inc.                                            3,383
                                                                        -------
               Healthcare - Diversified (4.0%)
      80,000   American Home Products Corp.                               3,865
      50,000   Bristol-Myers Squibb Co.                                   5,375
                                                                        -------
                                                                          9,240
                                                                        -------
               Insurance - Property/Casualty (2.1%)
      50,000   Allstate Corp.                                             4,706
                                                                        -------
               Machinery - Diversified (3.1%)
      70,000   Caterpillar, Inc.                                          3,845
      65,000   Deere & Co.                                                3,372
                                                                        -------
                                                                          7,217
                                                                        -------
               Manufacturing - Diversified Industries (1.6%)
      40,000   Minnesota Mining & Manufacturing Co.                       3,705
                                                                        -------
               Oil - Domestic Integrated (0.4%)
      30,000   Occidental Petroleum Corp.                                   829
                                                                        -------
               Oil - International Integrated (2.0%)
      30,000   Mobil Corp.                                                2,340
      40,000   Texaco, Inc.                                               2,310
                                                                        -------
                                                                          4,650
                                                                        -------
               Oil & Gas - Drilling/Equipment (1.9%)
      90,000   Halliburton Co.                                            4,264
                                                                        -------
               Railroads/Shipping (0.9%)
      69,000   Norfolk Southern Corp.                                     2,161
                                                                        -------
               Telecommunications - Long Distance (1.3%)
      43,000   Sprint Corp.                                               3,085
                                                                        -------
               Telephones (5.0%)
      33,792   Bell Atlantic Corp.                                        3,096
      70,000   GTE Corp.                                                  4,082
     110,000   SBC Communications Corp.                                   4,276
                                                                        -------
                                                                         11,454
                                                                        -------
               Tobacco (0.5%)
      30,000   Philip Morris Companies, Inc.                              1,121
                                                                        -------
               Total blue chip stocks (cost: $65,657)                   110,072
                                                                        -------


Principal                                                               Market
 Amount                                            Coupon                Value
 (000)      Security                                Rate    Maturity     (000)
-------------------------------------------------------------------------------
                            TAX-EXEMPT BONDS (51.0%)
          Alabama (2.1%)
 $4,700   Baldwin County Health Care Auth. RB,
           Series 1998                             5.75%    4/01/27    $  4,736

          Connecticut (1.1%)
  2,500   Development Auth. First Mortgage RB,
           Series 1997                             5.80     4/01/21       2,570

          Illinois (2.6%)
  5,500   Health Facilities Auth. RB,              6.38     1/01/15       5,993
           Series 1996

          Indiana (3.4%)
  4,860   Fifth Avenue Housing Development
           Corp. MFH RB, Series 1993A              7.25     7/01/25       5,125
  2,500   LaPorte County Hospital Auth. RB         6.00     3/01/23       2,614

          Louisiana (1.4%)
  3,080   Public Facilities Auth. SFM RB,          5.75     8/01/31       3,172
           Series 1997B

          Maine (2.3%)
  5,000   Housing Auth. SFH RB, Series 1994C-1    6.50      11/15/11      5,324

          Massachusetts (2.2%)
  5,000   Industrial Finance Agency RB,
           Series 1997B (CRE)                     5.50       5/15/27      5,062

          Michigan (4.3%)
  4,000   Hospital Finance Auth. RB,              6.25      10/01/27      4,229
           Series 1996
  5,460   Strategic Fund RB, Series 1997A         5.75       8/01/19      5,707

          Missouri (1.4%)
  3,000   Health and Educational Facilities
           Auth. RB, Series 1997                  5.88       2/01/23      3,113

          Montana (1.7%)
  3,600   Health Facilities Auth. RB,             6.38       6/1/18       3,831
           Series 1996

          New Jersey (1.7%)
  3,750   Economic Development Auth. RB,          5.88      12/01/26      3,868
           Series 1997A

          New York (3.0%)
  5,850   Medical Care Facilities Finance
           Agency RB, Series 1995A (c)            6.85       2/15/17      6,820

          Ohio (3.1%)
  7,325   Lorain County Health Care
           Facilities RB, Series 1998A            5.25       2/01/21      7,070

          Oklahoma (1.2%)
  2,695   Valley View Hospital Auth. RB,          6.00       8/15/14      2,833
           Series 1996

          Oregon (1.6%)
  3,420   Clackamas County Hospital Facility
           Auth. RB, Series 1997                  6.30      11/01/21      3,642

          Pennsylvania (7.0%)
  4,500   Monroeville Hospital Auth. RB,
            Series 1995                           6.25      10/01/15      4,784
  4,785   Philadelphia Gas Works RB,
           14th Series                            6.38       7/01/26      5,147
 31,755   Pittsburgh Water And Sewer Authority
           RB, Series 1998B (CRE) (1),(b)         5.30       9/01/29      6,244

          Puerto Rico (2.0%)
  5,000   Highway and Transportation Auth.
           RB, Series 1998A                       4.75       7/01/38      4,702

          Rhode Island (2.4%)
  5,200   Housing and Mortgage Finance Corp.
           SFH RB, Series 15-A                    6.85      10/01/24      5,589

          Texas (4.3%)
  3,410   Fort Worth Higher Education Finance
           Corp. RB, Series 1997A                 6.00      10/01/16      3,628
  2,100   North Central Health Facilities
          Development Corp. RB, Series 1996       6.30       2/15/15      2,248
 30,270   Northwest Independent School District
           GO, Series 1997(CRE) (2),(b)           6.38       8/15/32      3,945

          Wisconsin (2.2%)
  4,685   Housing and Economic Development Auth.
           SFH RB, Series 1992A                   7.10       3/01/23      5,001
                                                                        -------
          Total tax-exempt bonds (cost: $109,624)                       116,997
                                                                        -------

                   TAX-EXEMPT MONEY MARKET INSTRUMENTS (0.8%)
          District Of Columbia (0.7%)
  1,750   GO, Series 1991B-1 (CRE) (a)            4.00       6/01/03      1,750
                                                                       --------
          Texas (0.1%)
    165   Port Arthur Navigation District IDC PCRB,
           Series 1985 (CRE) (a)                  4.00       5/01/03        165
                                                                       --------
          Total tax-exempt money market instruments
           (cost: $1,915)                                                 1,915
                                                                       --------
          Total tax-exempt securities (cost: $111,539)                  118,912
                                                                       --------
          Total investments (cost: $177,196)                           $228,984
                                                                       ========
-----------------------
* Non-income producing.




USAA GROWTH AND TAX STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS
May 31, 1998

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


PORTFOLIO DESCRIPTION ABBREVIATIONS

    IDC    Industrial Development Corporation      RB     Revenue Bond
    GO     General Obligation                      SFH    Single-Family Housing
    MFH    Multi-Family Housing                    SFM    Single-Family Mortage
    PCRB   Pollution Control Revenue Bond

CRE - Credit Enhancement - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by one of the following:

     (1) Financial Guaranty Insurance Co.
     (2) Texas Permanent School Fund

SPECIFIC NOTES
(a) Variable rate demand notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In bond funds, the effective maturity is the next date the holder may sell the security back to the issuer. Most VRDNs possess a credit enhancement.

(b) Zero coupon security - the rate represents the effective yield at date of purchase. These securities represented 4.4% of the Fund's net assets.

(c) Prerefunded to various dates prior to maturity at the call price.


See accompanying notes to financial statements.




USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
May 31, 1998

ASSETS
 Investments in securities, at market value
   (identified cost of $177,196)                                        $228,984
 Cash                                                                         70
 Receivables:
    Capital shares sold                                                       36
    Dividends and interest                                                 1,818
                                                                        --------
        Total assets                                                     230,908
                                                                        --------
LIABILITIES
 Securities purchased                                                      1,279
 Capital shares redeemed                                                      47
 USAA Investment Management Company                                           98
 USAA Transfer Agency Company                                                 21
 Accounts payable and accrued expenses                                        59
                                                                        --------
         Total liabilities                                                 1,504
                                                                        --------
            Net assets applicable to capital shares outstanding         $229,404
                                                                        ========
REPRESENTED BY:
 Paid-in capital                                                        $174,011
 Accumulated undistributed net investment income                           1,238
 Accumulated net realized gain on investments                              2,367
 Net unrealized appreciation of investments                               51,788
                                                                        --------
            Net assets applicable to capital shares outstanding         $229,404
                                                                        ========
 Capital shares outstanding, unlimited number of shares authorized,
    no par value                                                          14,066
                                                                        ========
   Net asset value, redemption price, and offering price per share      $  16.31
                                                                        ========


See accompanying notes to financial statements.




USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended May 31, 1998


Net investment income:
   Income:
      Dividends                                                        $  2,037
      Interest                                                            6,201
                                                                       --------
         Total income                                                     8,238
                                                                       --------
   Expenses:
      Management fees                                                     1,048
      Transfer agent's fees                                                 257
      Custodian's fees                                                       69
      Postage                                                                24
      Shareholder reporting fees                                             13
      Trustees' fees                                                          4
      Registration fees                                                      41
      Professional fees                                                      28
      Other                                                                   5
                                                                       --------
         Total expenses                                                   1,489
                                                                       --------
            Net investment income                                         6,749
                                                                       --------
Net realized and unrealized gain on investments:
   Net realized gain on investments                                       4,261
   Change in net unrealized appreciation/depreciation of investments     18,173
                                                                       --------
            Net realized and unrealized gain                             22,434
                                                                       --------
Increase in net assets resulting from operations                       $ 29,183
                                                                       ========

See accompanying notes to financial statements.




USAA GROWTH AND TAX STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended May 31,
                                                         1998            1997
                                                     --------------------------
From operations:
   Net investment income                             $  6,749         $  6,228
   Net realized gain on investments                     4,261            5,127
   Change in net unrealized appreciation/
      depreciation of investments                      18,173           11,566
                                                     --------------------------
      Increase in net assets resulting from
       operations                                      29,183           22,921
                                                     --------------------------
Distributions to shareholders from:
   Net investment income                              (6,690)          (6,142)
                                                     --------------------------
   Net realized gains                                 (6,834)          (4,105)
                                                     --------------------------
From capital share transactions:
   Proceeds from shares sold                           37,106           25,306
   Shares issued for dividends reinvested              12,448            9,415
   Cost of shares redeemed                            (21,313)         (22,281)
                                                     --------------------------
      Increase in net assets from capital share
        transactions                                   28,241           12,440
                                                     --------------------------
Net increase in net assets                             43,900           25,114
Net assets:
   Beginning of period                                185,504          160,390
                                                     --------------------------
   End of period                                     $229,404         $185,504
                                                     ==========================
Undistributed net investment income included
 in net assets:
   Beginning of period                               $  1,177         $  1,091
                                                     ==========================
   End of period                                     $  1,238         $  1,177
                                                     ==========================
Change in shares outstanding:
   Shares sold                                          2,363            1,771
   Shares issued for dividends reinvested                 807              676
   Shares redeemed                                     (1,355)          (1,559)
                                                     --------------------------
      Increase in shares outstanding                    1,815              888
                                                     ==========================

See accompanying notes to financial statements.




USAA GROWTH AND TAX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $84.2 thousand, to increase accumulated undistributed net investment income by $2.3 thousand and to increase accumulated net realized gain on investments by $81.9 thousand.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable securities, original issue discounts on all securities, and premiums on long-term tax exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had one borrowing (for three days) for $176 thousand and incurred $85 in interest expense during the year ended May 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 1998 were $182.2 million and $133.2 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1998 was $53.1 million and $1.3 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 1998 was $4.0 thousand.

(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS
Per share oprating performance for a share outstanding throughout each period is as follows:

                                                                     Eight-month
                                                                    Period Ended
                                     Year Ended May 31,                May 31,
                         -------------------------------------------------------
                             1998       1997        1996       1995       1994
                         -------------------------------------------------------
Net asset value at
   beginning of period   $  15.14   $  14.11    $  12.82   $  12.32   $  13.00
Net investment income         .50        .52         .51        .49        .29
Net realized and
   unrealized gain (loss)    1.72       1.39        1.32        .76       (.27)
Distributions from net
   investment income         (.51)      (.52)       (.51)      (.48)      (.33)
Distributions of realized
   capital gains             (.54)      (.36)       (.03)      (.27)      (.37)
                         -------------------------------------------------------
Net asset value at
   end of period         $  16.31   $  15.14    $  14.11   $  12.82   $  12.32
                         =======================================================
Total return (%) *          15.26      14.21       14.61      10.73        .13
Net assets at end of
   period (000)          $229,404   $185,504    $160,390   $134,538   $128,077
Ratio of expenses to
   average net assets (%)     .71        .74         .82        .80       .84(a)
Ratio of net investment
   income to average
   net assets (%)            3.22       3.66        3.79       4.02      3.56(a)
Portfolio turnover (%)      65.58(b)  194.21(b)   202.55(b)  265.52(b) 171.35(b)
Average commission rate
   paid per share +      $  .0490   $  .0477    $  .0505


* Assumes reinvestment of all dividend income and capital gain distributions during the period.
+ Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.

(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)At times, the Fund has simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been:


                                                                   Eight-month
                                                                  Period Ended
                                   Year Ended May 31,                May 31,
                            ----------------------------------------------------
                               1998       1997       1996       1995      1994
                            ----------------------------------------------------
Portfolio turnover (%)        31.58      52.97      61.98     131.28     93.56
Purchases and sales of
  this type are as follows:
Purchases (000)             $68,958    $220,402  $192,239   $234,367   $98,639
Sales (000)                 $69,044    $220,683  $192,490   $234,669   $98,761


Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777